UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

The Sherwin-Williams Company
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)
101 West Prospect Avenue Cleveland, Ohio (Address of principal executive offices)		44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously announced, on March 19, 2016, The Sherwin-Williams Company ("Sherwin-Williams") entered into an Agreement and Plan of Merger among Sherwin-Williams, The Valspar Corporation ("Valspar") and Viking Merger Sub, Inc., a wholly owned subsidiary of Sherwin-Williams, pursuant to which Sherwin-Williams agreed to acquire Valspar (the "Acquisition"). The completion of the Acquisition remains subject to customary conditions, including, without limitation, the receipt of antitrust approvals. Subject to the satisfaction of these conditions, Sherwin-Williams expects to complete the Acquisition before the end of the second quarter of 2017.
This Current Report on Form 8-K is being filed to provide the consolidated financial statements of Valspar and pro forma financial information set forth under Item 9.01 below, which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired
The historical audited consolidated balance sheets of Valspar as of October 28, 2016 and October 30, 2015 and the related audited consolidated statements of operations, statements of comprehensive income, statements of changes in equity and statements of cash flows for the fiscal years ended October 28, 2016, October 30, 2015 and October 31, 2014, together with the notes thereto and the reports of independent registered public accounting firm thereon, are included on pages 28 through 66 of Valspar's Annual Report on Form 10-K for the fiscal year ended October 28, 2016, filed with the Securities and Exchange Commission ("SEC") on December 20, 2016, and filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
The historical unaudited condensed consolidated balance sheets of Valspar as of January 27, 2017 and January 29, 2016 and the related unaudited condensed consolidated statements of operations, statements of comprehensive income and statements of cash flows for the periods then ended, together with the notes thereto, are included on pages 3 through 20 of Valspar's Quarterly Report on Form 10-Q for the quarterly period ended January 27, 2017, filed with the SEC on March 8, 2017, and filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
(b) Pro forma financial information
The following unaudited pro forma financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 31, 2016 (page 3);

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2017 (page 4);

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2017 (page 5); and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements (pages 6 and 7).
Sherwin-Williams' unaudited pro forma computation of ratio of earnings to fixed charges giving effect to the Acquisition is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1
Audited consolidated balance sheets of The Valspar Corporation as of October 28, 2016 and October 30, 2015 and the related consolidated statements of operations, comprehensive income, changes in equity and cash flows for each of the fiscal years ended October 28, 2016, October 30, 2015 and October 31, 2014, together with the notes thereto and the reports of independent registered public accounting firm thereon (incorporated herein by reference from pages 28 through 66 of Valspar's Annual Report on Form 10-K for the fiscal year ended October 28, 2016 (SEC File No. 1-03011), filed with the SEC on December 20, 2016)

99.2
Unaudited condensed consolidated balance sheets of The Valspar Corporation as of January 27, 2017 and January 29, 2016 and the related unaudited condensed consolidated statements of operations, statements of comprehensive income and statements of cash flows for the periods then ended, together with the notes thereto (incorporated herein by reference from pages 3 through 20 of Valspar's Quarterly Report on Form 10-Q for the quarterly period ended January 27, 2017 (SEC File No. 1-03011), filed with the SEC on March 8, 2017)

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

99.4	Unaudited Pro Forma Computation of Ratios of Earnings to Fixed Charges

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

Date:	May 2, 2017	By:	/s/ Allen J. Mistysyn
Allen J. Mistysyn
Senior Vice President - Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1
Audited consolidated balance sheets of The Valspar Corporation as of October 28, 2016 and October 30, 2015 and the related consolidated statements of operations, comprehensive income, changes in equity and cash flows for each of the fiscal years ended October 28, 2016, October 30, 2015 and October 31, 2014, together with the notes thereto and the reports of independent registered public accounting firm thereon (incorporated herein by reference from pages 28 through 66 of Valspar's Annual Report on Form 10-K for the fiscal year ended October 28, 2016 (SEC File No. 1-03011), filed with the SEC on December 20, 2016)

99.2
Unaudited condensed consolidated balance sheets of The Valspar Corporation as of January 27, 2017 and January 29, 2016 and the related unaudited condensed consolidated statements of operations, statements of comprehensive income and statements of cash flows for the periods then ended, together with the notes thereto (incorporated herein by reference from pages 3 through 20 of Valspar's Quarterly Report on Form 10-Q for the quarterly period ended January 27, 2017 (SEC File No. 1-03011), filed with the SEC on March 8, 2017)

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

99.4	Unaudited Pro Forma Computation of Ratios of Earnings to Fixed Charges